SUPPLEMENT TO THE PROSPECTUS
OF
ALLSPRING COREBUILDER SHARES
For the Allspring CoreBuilder Shares - Series SM (the “Fund”)

Effective immediately, the Fund’s Annual Fund Operating Expense table in the section entitled “Fund Summary - Fees and Expenses” is hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.03%
Fee Waivers	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.00%
1.	Allspring Funds Management, LLC has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment-related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent, interest, taxes, leverage expenses and other expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.

February 9, 2022	CBSM022/P1517SP